Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
PPTY - U.S. Diversified Real Estate ETF (PPTY)
(the “Fund”)
June 19, 2020
Supplement to the Prospectus and Statement of Additional Information
each dated June 30, 2019, as previously supplemented
The Fund is jointly and primarily managed by Austin Wen, CFA, Portfolio Manager for Vident Investment Advisory, LLC (“VIA”), and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for VIA. Mr. Wen has been a portfolio manager of the Fund since its inception in March 2018, and Mr. Zayas has been a portfolio of the Fund since June 2020. All references to other portfolio managers and related information should be disregarded.
The “Portfolio Management” section on page 5 of the Prospectus is revised as follows:

Portfolio Management
Adviser	Vident Advisory, LLC (the “Adviser”)
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Austin Wen, CFA, Portfolio Manager of VIA, has been a portfolio manager of the Fund since its inception in March 2018.
Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of VIA, has been a portfolio manager of the Fund since June 2020.
The “Portfolio Managers” section on page 9 of the Prospectus is supplemented to include the following:
Rafael Zayas, CFA, is a portfolio manager for the Fund. Mr. Zayas became SVP, Head of Portfolio Management and Trading in June 2020. From 2017 to 2020, he was a Senior Portfolio Manager – International Equity at Vident and has over 15 years of experience that includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.
The first sentence of the “Portfolio Managers” section on page 17 of the Statement of Additional Information is revised to read as follows:
The Fund is managed by Austin Wen, CFA, and Rafael Zayas, CFA, for the Sub-Adviser (the “Portfolio Managers”).
The “Other Accounts” information contained in the “Portfolio Managers” section on page 17 of the Statement of Additional Information is supplemented to include the following:
Other Accounts. In addition to the Fund, Mr. Zayas managed the following other accounts as of October 31, 2019, none of which were subject to a performance-based management fee:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Rafael Zayas, CFA	8	$1.46 billion	0	$0	0	$0

Please retain this Supplement with your Prospectus
and Statement of Additional Information.